UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

FORM N-Q

JUNE 30, 2014

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Schedule of investments (unaudited)	June 30, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 92.8%
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 2.8%
Hyundai Wia Corp.	2,809	$544,143
Koito Manufacturing Co., Ltd.	29,091	745,187
SAF-Holland SA	40,620	640,754

Total Auto Components		1,930,084

Distributors - 0.7%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	706,263	452,896

Hotels, Restaurants & Leisure - 3.5%
Melia Hotels International SA	48,980	601,267
OPAP SA	54,720	974,065
REXLot Holdings Ltd.	4,107,275	482,249
Saint Marc Holdings Co., Ltd.	6,239	334,414

Total Hotels, Restaurants & Leisure		2,391,995

Household Durables - 3.7%
Duni AB	46,804	735,521
G.U.D Holdings Ltd.	136,950	803,232
Higashi Nihon House Co., Ltd.	80,910	424,896
Iida Group Holdings Co., Ltd.	36,282	551,187

Total Household Durables		2,514,836

Leisure Products - 1.3%
Beneteau	23,420	426,999	*
Trigano SA	19,310	466,687	*

Total Leisure Products		893,686

Media - 1.1%
Avex Group Holdings Inc.	17,061	300,616
Technicolor SA	58,630	474,146	*

Total Media		774,762

Specialty Retail - 4.4%
Arc Land Sakamoto Co., Ltd.	19,027	404,186
Hard Off Corp. Co., Ltd.	38,370	333,306
Laura Ashley Holdings PLC	912,140	398,064
Mekonomen AB	18,560	476,393
Nafco Co., Ltd.	24,599	407,940
Tom Tailor Holding AG	49,320	948,851	*

Total Specialty Retail		2,968,740

Textiles, Apparel & Luxury Goods - 4.0%
361 Degrees International Ltd.	863,149	199,349
Anta Sports Products Ltd.	639,214	1,011,143
Grendene SA	101,910	636,967
Hosa International Ltd.	1,857,120	587,059
Xtep International Holdings Ltd.	737,043	310,969

Total Textiles, Apparel & Luxury Goods		2,745,487

TOTAL CONSUMER DISCRETIONARY		14,672,486

CONSUMER STAPLES - 7.9%
Food & Staples Retailing - 2.0%
Greggs PLC	68,580	629,091
Valor Co., Ltd.	44,775	742,530

Total Food & Staples Retailing		1,371,621

Food Products - 5.9%
Asian Citrus Holdings Ltd.	1,568,040	352,032
Corbion NV	22,940	483,741
Greencore Group PLC	103,495	470,434
Havfisk ASA	161,344	314,331	*
Indofood Agri Resources Ltd.	561,050	443,207

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	SHARES	VALUE
Food Products - (continued)
Koninklijke Wessanen NV	111,560	$668,474
Labixiaoxin Snacks Group Ltd.	762,990	195,906
Marine Harvest ASA	68,818	939,623
Pacific Andes Resources Development Ltd.	1,104,083	108,027

Total Food Products		3,975,775

TOTAL CONSUMER STAPLES		5,347,396

ENERGY - 5.6%
Energy Equipment & Services - 2.8%
Dolphin Group AS	651,530	654,308	*
Lamprell PLC	267,331	711,428	*
Shinko Plantech Co., Ltd.	67,701	529,953

Total Energy Equipment & Services		1,895,689

Oil, Gas & Consumable Fuels - 2.8%
Cairn Energy PLC	122,150	418,095	*
Exmar NV	36,770	596,638
Gaztransport Et Technigaz SA	13,750	896,395

Total Oil, Gas & Consumable Fuels		1,911,128

TOTAL ENERGY		3,806,817

FINANCIALS - 8.3%
Banks - 1.4%
Banco Latinoamericano de Comercio Exterior SA	31,634	938,581

Capital Markets - 1.9%
Anima Holding SpA	86,470	521,922	*
KIWOOM Securities Co. Ltd.	9,323	385,617
Korea Investment Holdings Co., Ltd.	10,023	398,226

Total Capital Markets		1,305,765

Diversified Financial Services - 1.0%
Aker ASA, Class A Shares	16,931	667,982

Insurance - 0.8%
Greenlight Capital Re Ltd., Class A Shares	16,420	540,875	*

Real Estate Investment Trusts (REITs) - 1.9%
Frasers Commercial Trust	306,910	333,518
Lar Espana Real Estate Socimi SA	35,020	455,552	*
Wereldhave NV	5,660	526,241

Total Real Estate Investment Trusts (REITs)		1,315,311

Real Estate Management & Development - 1.3%
Deutsche Wohnen AG	12,999	280,342
GAGFAH SA	31,705	577,185	*

Total Real Estate Management & Development		857,527

TOTAL FINANCIALS		5,626,041

HEALTH CARE - 2.3%
Health Care Providers & Services - 1.2%
HAEMATO AG	52,080	300,585
Rhoen-Klinikum AG	16,647	549,809

Total Health Care Providers & Services		850,394

Pharmaceuticals - 1.1%
KYORIN Holdings Inc.	36,286	746,459

TOTAL HEALTH CARE		1,596,853

INDUSTRIALS - 24.3%
Air Freight & Logistics - 0.8%
bpost SA	20,490	517,651

Building Products - 4.6%
Maezawa Kasei Industries Co., Ltd.	43,507	471,124

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	SHARES	VALUE
Building Products - (continued)
Noritz Corp.	26,674	$525,818
Sanitec Corp.	37,180	493,856
Sankyo Tateyama Inc.	22,862	461,731
Tarkett SA	17,590	667,182	*
Wienerberger AG	29,890	501,373

Total Building Products		3,121,084

Commercial Services & Supplies - 2.8%
Aeon Delight Co., Ltd.	21,582	521,948
Shanks Group PLC	507,602	927,348
Séché Environnement	13,333	489,284

Total Commercial Services & Supplies		1,938,580

Construction & Engineering - 2.6%
GS Engineering & Construction Corp.	9,421	313,785	*
Heijmans N.V.	43,610	760,771
Mudajaya Group Bhd	372,570	291,234
Taisei Corp.	66,970	370,862

Total Construction & Engineering		1,736,652

Electrical Equipment - 2.9%
Endo Lighting Corp.	30,172	454,791
Saft Groupe SA	25,778	989,045
Zumtobel AG	24,170	564,618

Total Electrical Equipment		2,008,454

Industrial Conglomerates - 0.9%
Haw Par Corp., Ltd.	92,750	635,987

Machinery - 2.8%
Danieli & C Officine Meccaniche SpA	9,570	303,362
Meidensha Corp.	89,940	375,546
Meyer Burger Technology AG	52,260	816,194	*
Yangzijiang Shipbuilding Holdings Ltd.	479,620	415,422

Total Machinery		1,910,524

Marine - 1.0%
D/S Norden A/S	12,280	412,051
Diana Shipping Inc.	27,470	299,148	*

Total Marine		711,199

Professional Services - 3.8%
FULLCAST Holdings Co., Ltd.	137,740	611,845
Pasona Group Inc.	75,210	465,492
Quick Co., Ltd.	94,610	688,294
Teleperformance	13,151	805,933

Total Professional Services		2,571,564

Road & Rail - 0.6%
Sixt SE	10,090	411,102

Trading Companies & Distributors - 0.3%
SIG PLC	54,424	175,664

Transportation Infrastructure - 1.2%
Yuexiu Transport Infrastructure Ltd.	841,473	477,715
Zhejiang Expressway Co., Ltd., Class H Shares	344,976	348,074

Total Transportation Infrastructure		825,789

TOTAL INDUSTRIALS		16,564,250

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.5%
Icom Inc.	13,032	320,960

Electronic Equipment, Instruments & Components - 4.7%
Datalogic S.p.A.	55,460	699,420
E2v Technologies PLC	181,787	519,554

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	SHARES	VALUE
Electronic Equipment, Instruments & Components - (continued)
Fabrinet	33,640	$692,984	*
Laird PLC	118,509	575,593
Orbotech Ltd.	19,030	288,876	*
SiiX Corp.	25,513	454,829

Total Electronic Equipment, Instruments & Components		3,231,256

Internet Software & Services - 1.1%
Pacific Online Ltd.	1,321,110	729,556

IT Services - 4.7%
Indra Sistemas SA	43,813	782,910
NS Solutions Corp.	12,953	353,537
Poletowin Pitcrew Holdings Inc.	32,670	414,079
Quindell PLC	105,899	416,843
SCSK Corp.	18,259	514,579
Travelsky Technology Ltd., Class H Shares	809,960	745,125

Total IT Services		3,227,073

Semiconductors & Semiconductor Equipment - 1.5%
Aixtron SE	31,200	451,573	*
Suess MicroTec AG	47,740	572,057	*

Total Semiconductors & Semiconductor Equipment		1,023,630

Software - 1.5%
SDL PLC	67,470	395,190	*
SRA Holdings Inc.	20,737	319,534
Sword Group	12,051	300,326

Total Software		1,015,050

Technology Hardware, Storage & Peripherals - 0.9%
Wincor Nixdorf AG	10,810	616,583

TOTAL INFORMATION TECHNOLOGY		10,164,108

MATERIALS - 8.0%
Chemicals - 3.2%
Incitec Pivot Ltd.	240,047	656,422
Ube Industries Ltd.	279,370	485,357
Wacker Chemie AG	5,050	583,139
Yingde Gases Group Co.	456,550	497,761

Total Chemicals		2,222,679

Construction Materials - 1.9%
Imerys SA	4,830	407,009
Italcementi S.p.A.	91,514	864,640

Total Construction Materials		1,271,649

Containers & Packaging - 0.8%
AMVIG Holdings Ltd.	555,641	195,002
RPC Group PLC	30,210	324,426

Total Containers & Packaging		519,428

Metals & Mining - 2.1%
APERAM	17,640	595,407	*
Lonmin PLC	86,790	352,319	*
Troy Resources Ltd.	480,770	482,809	*

Total Metals & Mining		1,430,535

TOTAL MATERIALS		5,444,291

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $55,632,700)		63,222,242

See Notes to Schedule of Investments.

CLEARBRIDGE INTERNATIONAL SMALL CAP FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 4.8%
Repurchase Agreements - 4.8%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity - $2,938,681; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market value - $2,997,456)	0.050%	7/1/14	$2,938,677	$2,938,677

Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $340,323; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/17 to 11/15/42; Market Value - $350,532)	0.050%	7/1/14	340,323	340,323

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,279,000)				3,279,000

TOTAL INVESTMENTS - 97.6% (Cost - $58,911,700#)				66,501,242
Other Assets in Excess of Liabilities - 2.4%				1,638,243

TOTAL NET ASSETS - 100.0%				$68,139,485

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Summary of Investments by Country **

Japan	20.1%
China	9.0
Germany	8.9
France	8.9
United Kingdom	7.7
Norway	3.9
Netherlands	3.7
Italy	3.6
Australia	2.9
Spain	2.8
South Korea	2.5
Singapore	2.1
Greece	1.9
Sweden	1.8
Hong Kong	1.7
Belgium	1.7
Austria	1.6
Panama	1.4
Switzerland	1.2
United Arab Emirates	1.1
Thailand	1.0
Brazil	1.0
Luxembourg	0.9
United States	0.8
Finland	0.8
Ireland	0.7
Denmark	0.6
Malaysia	0.4
Israel	0.4
Short - Term Investments	4.9

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (formerly ClearBridge International Small Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$63,222,242	—	—	$63,222,242
Short-term investments†	—	$3,279,000	—	3,279,000

Total investments	$63,222,242	$3,279,000	—	$66,501,242

†	See Schedule of Investments for additional detailed categorizations.

For the period ended June 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2014, securities valued at $38,453,200 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$9,398,663
Gross unrealized depreciation	(1,809,121)

Net unrealized appreciation	$7,589,542

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)†	$198

†	At June 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 21, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 21, 2014